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                                                                   EXHIBIT 10.37

                                  BRYLANE INC.

                 1996 SENIOR MANAGEMENT STOCK SUBSCRIPTION PLAN


          Section 1.  Description of Plan.  This is the Brylane Inc. 1996 Senior
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Management Stock Subscription Plan, dated ____________, 1996 (the "Plan"), of
Brylane Inc., a Delaware corporation (the "Company"). Under the Plan, executive officers, certain members of the Board of Directors of the Company (the "Board") and other officers as may be designated by the Board may acquire shares of common stock of the Company (the "Common Stock"). Executive officers, certain members of the Board of Directors and other designated officers of directly or indirectly majority or wholly owned entities (individually, a "Subsidiary" and collectively, the "Subsidiaries") of the Company or that the Company may form or acquire in the future also may be selected as set forth below to acquire shares of Common Stock. This plan is a successor to the VP Holding Corporation 1993 Employee Stock Subscription Plan (the "VP Holding Plan") and has been established, in part, to issue shares of Common Stock in exchange for shares of common stock of VP Holding issued pursuant to the VP Holding Plan.

          Section 2.  Purpose of Plan.  The purpose of the Plan and the issuance
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of the shares of Common Stock to specified persons is to further the growth, development and financial success of the Company and its Subsidiaries by providing additional incentives to certain present and prospective executive officers, members of the Board of the Company and/or equivalent bodies of its Subsidiaries and other designated officers. By assisting such persons in acquiring Common Stock of the Company, the Company can ensure that such persons will themselves benefit directly from the Company's and its Subsidiaries' growth, development and financial success.

          Section 3.  Eligibility.  The persons who shall be eligible to receive
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shares of Common Stock under the Plan shall be the present and prospective executive officers of the Company or its Subsidiaries, members of the Board of Directors (or equivalent body) of the Company or its Subsidiaries who are not designees of the FS Stockholders (as defined in that certain Stockholders' Agreement of Brylane, Inc. or Lane Bryant Direct Holding, Inc. and other officers of the Company or its Subsidiaries designated by the Committee (as defined below) (an "Eligible Participant").

          Section 4.  Administration.  The Plan shall be administered by a
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committee (the "Committee") to be composed of not less than two members of the
Board. Members of the Committee shall be appointed, both initially and as vacancies occur, by the Board, to serve at the pleasure of the Board. Upon the first registration of an equity security of the Company under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to the extent possible and advisable, the Committee may be constituted so as to permit this Plan to comply with Rule 16b-3 promulgated under Section 16 of the Exchange Act and
Section 162(m) of the Internal Revenue Code, if necessary. The Committee shall meet at such times and places as it determines and may meet through a telephone conference call. A majority of its members shall constitute a quorum, and the decision of a majority of those present at any
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meeting at which a quorum is present shall constitute the decision of the
Committee. A memorandum signed by all of its members shall constitute the decision of the Committee without necessity, in such event, for holding an actual meeting.

          Section 5.  Shares Subject to the Plan.  The number of shares of
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Common Stock which may be issued pursuant to the Plan shall not exceed an amount equal to 653,000 less the number of shares of Common Stock issued pursuant to the Brylane Inc. 1996 Stock Subscription Plan, subject to adjustment to reflect any distribution of shares of capital stock or other securities of the Company or any successor or assign of the Company which is made in respect of, in exchange for or in substitution of the shares of Common Stock in the Company by reason of any stock dividend, stock split, reverse split, combination, merger or consolidation. The maximum number of shares that may be issued to any Eligible Participant is 500,000. In the event that any shares of Common Stock issued pursuant to the Plan are reacquired by the Company, such shares of Common Stock shall again become available for issuance under the Plan, subject to the approval of the Committee.

          Section 6.  Issuance of Shares of Common Stock.  The Company's
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obligation to issue shares of Common Stock pursuant to the Plan is expressly conditioned upon the completion by the Company of any registration or other qualification of such shares of Common Stock under any state and/or federal law or rulings and regulations of any government regulatory body and the making of such investment representations or other representations and undertakings by an Eligible Participant (or such person's legal representative, heir or legatee, as the case may be) in order to comply with the requirements of any exemption from any such registration or other qualification of such shares of Common Stock which the Company in its sole discretion shall deem necessary or advisable.

          Section 7.  Stock Subscription Agreement.  The shares of Common Stock
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issued pursuant to the Plan shall be evidenced by a written stock subscription agreement (the "Stock Subscription Agreement") executed by the Company and the Eligible Participant which shall contain each of the provisions and agreements herein specifically required to be contained therein and may contain such other terms and conditions as the Committee deems desirable and which are not inconsistent with the Plan.

          Section 8.  Effectiveness and Termination of Plan.  The Plan shall be
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effective on the date on which it is adopted by the Board and the Board may in its sole discretion terminate the Plan at any time.

          Section 9.  Amendment of Plan.  The Committee may make such amendments
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to the Plan and, with the consent of each Eligible Participant adversely affected, to the terms and conditions of the Stock Subscription Agreement as it shall deem advisable.

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          Section 10.  Indemnification.  In addition to such other rights of
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indemnification as they may have as directors, the members of the Committee
(current and former) shall be indemnified by the Company against the reasonable expenses, including attorneys' fees actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, and against all amounts paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee member is not entitled to indemnification under applicable law provided that within 60 days after institution of any such action, suit or proceeding such Committee member shall in writing offer the Company the opportunity, at the Company's expense, to handle and defend the same.

          Section 11.  Governing Law.  The Plan shall be construed under and
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governed by the laws of the State of Delaware without regard to conflict of law provisions thereof.

          Section 12.  Not an Employment or Other Agreement.  Nothing contained
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in the Plan or in any Stock Subscription Agreement shall confer, intend to confer or imply any rights of employment by or other relationship with or rights to continued employment by or other relationship with the Company, any Subsidiary or any other entity in favor of any Eligible Participant or limit the ability of the Company, any Subsidiary or any other entity to terminate, with or without cause, in its sole and absolute discretion, the employment of or other relationship with any such person, subject to the terms of any written employment agreement to which such person is a party.


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